UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   December 26, 2004

THE J. JILL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22480	04-2973769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Batterymarch Park, Quincy, MA		02169-7468
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 376-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

The J. Jill Group, Inc. (the “Company”) recently organized two new subsidiaries and converted The Birch Pond Group, Inc., an existing subsidiary, from a Massachusetts corporation into J. Jill, LLC, a New Hampshire limited liability company.  In connection with these organizational changes, on December 27, 2004, the Company entered into an amendment of the Fifth Amended and Restated Loan Agreement dated as of January 29, 2001, as amended, between Citizens Bank of Massachusetts, individually and as agent, the other lenders named therein and the Company and a number of related documents attached as Exhibits 10.1 through 10.10 to this Current Report on Form 8-K.

In addition and also in connection with these organizational changes, the Company entered into an Assignment and Assumption Agreement dated as of December 26, 2004 among Citizens Leasing Corporation, J. Jill, LLC and the Company (the “Assignment and Assumption Agreement”) to assign the Company’s existing equipment loan with Citizens Leasing Corporation to J. Jill, LLC.  A copy of the Assignment and Assumption Agreement is attached as Exhibit 10.11 to this Report.  In connection therewith, the Company executed a guaranty to Citizens Leasing Corporation, which is attached as Exhibit 10.12 to this Report.

Item 9.01                                             Financial Statements and Exhibits.

(c)          Exhibits

10.1                                                   Fifth Amendment to Fifth Amended and Restated Loan Agreement, dated December 27, 2004, by and among the Company and Citizens Bank of Massachusetts, HSBC Bank USA, National Association and Banknorth, N.A.

10.2                                                   Amendment to Security Agreement, dated December 27, 2004, between the Company and Citizens Bank of Massachusetts, as agent for the lenders

10.3                                                   Security Agreement, dated December 27, 2004, between J. Jill, LLC and Citizens Bank of Massachusetts, as agent for the lenders

10.4                                                   Security Agreement, dated December 27, 2004, between J.J. Company, Inc. and Citizens Bank of Massachusetts, as agent for the lenders

10.5                                                   Security Agreement, dated December 27, 2004, between J. Jill, GP and Citizens Bank of Massachusetts, as agent for the lenders

10.6                                                   Guaranty (Unlimited), dated December 27, 2004, between J. Jill, LLC and Citizens Bank of Massachusetts, as agent for the lenders

10.7                                                   Guaranty (Unlimited), dated December 27, 2004, between J.J. Company, Inc. and Citizens Bank of Massachusetts, as agent for the lenders

10.8                                                   Guaranty (Unlimited), dated December 27, 2004, between J. Jill, GP and Citizens Bank of Massachusetts, as agent for the lenders

10.9                                                   Pledge Agreement, dated December 27, 2004, between the Company and Citizens Bank of Massachusetts, as agent for the lenders

10.10                                             First Pledge and Security Agreement, dated December 27, 2004, between J. Jill, GP and Citizens Bank of Massachusetts, individually and as agent for the lenders

10.11                                             Assignment and Assumption Agreement, dated December 26, 2004, between the Company, J. Jill, LLC and Citizens Leasing Corporation

10.12                                             Guaranty, dated December 26, 2004, between the Company and Citizens Leasing Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. JILL GROUP, INC.

Date: December 28, 2004	By:	/s/ Olga L. Conley
Olga L. Conley
Executive Vice President /
Chief Financial Officer and Treasurer
(Principal Financial Officer)